ASSET PURCHASE AGREEMENT





                                     among:





                            SAGAMORE HOLDINGS, INC.,
                        a Florida corporation ("Parent"),



                             NECI Acquisition, Inc.
                      a Florida corporation ("Purchaser"),





                         NEXUS CUSTOM ELECTRONICS, INC.,
                       a Delaware corporation ("Seller"),


                                       and


                             JACO ELECTRONICS, INC.,
                     a New York corporation ("Shareholder")


                                                         `


                         Dated as of September 20, 2004





-------------------------------------------------------------------------------






                                TABLE OF CONTENTS

1.       DEFINITIONS.............................................................................................1
--       -----------
         1.1.     Code...........................................................................................2
         ----     -----
         1.2.     Company Plan...................................................................................2
         ----     -------------
         1.3.     Consent........................................................................................2
         ----     --------
         1.4.     Contract.......................................................................................2
         ----     ---------
         1.5.     Contract Year..................................................................................2
         ----     --------------
         1.6.     Damages........................................................................................2
         ----     --------
         1.7.     Disclosure Schedules...........................................................................2
         ----     ---------------------
         1.8.     Encumbrance....................................................................................2
         ----     ------------
         1.9.     Entity.........................................................................................2
         ----     -------
         1.10. GAAP. 2
         1.11.    Governmental Authorization.....................................................................2
         -----    ---------------------------
         1.12.    Governmental Body..............................................................................3
         -----    ------------------
         1.13.    Hazardous Material.............................................................................3
         -----    -------------------
         1.14.    Knowledge......................................................................................4
         -----    ----------
         1.15.    Legal Requirement..............................................................................4
         -----    ------------------
         1.16.    Liability......................................................................................4
         -----    ----------
         1.17.    Material.......................................................................................4
         -----    ---------
         1.18.    Material Seller Contracts......................................................................4
         -----    --------------------------
         1.19.    Net Working Capital............................................................................4
         -----    --------------------
         1.20. Order. 4
         1.21.    Ordinary Course of Business....................................................................5
         -----    ----------------------------
         1.22.    Permitted Distribution.........................................................................6
         -----    -----------------------
         1.23. Person. 6
         1.24.    Proceeding.....................................................................................6
         -----    -----------
         1.25.    Proprietary Asset..............................................................................6
         -----    ------------------
         1.26.    Purchaser Group................................................................................6
         -----    ----------------
         1.27.    Seller Contracts...............................................................................6
         -----    -----------------
         1.28.    Supply Agreement...............................................................................6
         -----    -----------------
         1.29. Tax. 6
         1.30.    Tax Return.....................................................................................7
         -----    -----------
         1.31.    Transaction Documents..........................................................................7
         -----    ----------------------
         1.32.    Transactions...................................................................................7
         -----    -------------
2.       SALE AND PURCHASE OF ASSETS; ASSUMPTION OF ASSUMED LIABILITIES..........................................8
--       --------------------------------------------------------------
         2.1.     Sale and Purchase of Assets....................................................................8
         ----     ----------------------------
         2.2.     Excluded Assets................................................................................9
         ----     ----------------
         2.3.     No Encumbrances...............................................................................10
         ----     ----------------
         2.4.     Passage of Title..............................................................................10
         ----     -----------------
         2.5.     Transfer Taxes................................................................................10
         ----     ---------------
         2.6.     Assumed Liabilities...........................................................................10
         ----     --------------------
         2.7.     Excluded Liabilities..........................................................................10
         ----     ---------------------
         2.8.     Employees.....................................................................................11
         ----     ----------




         2.9.     Consideration Paid by Purchaser...............................................................11
         ----     --------------------------------
         2.10. Closing. 14
3.       REPRESENTATIONS AND WARRANTIES OF THE SELLER AND SHAREHOLDER...........................................16
--       ------------------------------------------------------------
         3.1.     Due Organization; No Subsidiaries; Etc........................................................16
         ----     ---------------------------------------
         3.2.     Certificate of Incorporation and Bylaws; Records..............................................16
         ----     -------------------------------------------------
         3.3.     Capitalization, Etc...........................................................................17
         ----     --------------------
         3.4.     Financial Statements..........................................................................17
         ----     ---------------------
         3.5.     Absence of Material Changes...................................................................18
         ----     ----------------------------
         3.6.     Title to Assets...............................................................................18
         ----     ----------------
         3.7.     Inventories...................................................................................19
         ----     ------------
         3.8.     Receivables...................................................................................19
         ----     ------------
         3.9.     Fixed Assets..................................................................................19
         ----     -------------
         3.10.    Real Property.................................................................................19
         -----    --------------
         3.11.    Proprietary Assets............................................................................19
         -----    -------------------
         3.12.    Contracts.....................................................................................20
         -----    ----------
         3.13.    Liabilities...................................................................................21
         -----    ------------
         3.14.    Compliance With Legal Requirements............................................................22
         -----    -----------------------------------
         3.15.    Governmental Authorizations...................................................................22
         -----    ----------------------------
         3.16.    Tax Matters...................................................................................23
         -----    ------------
         3.17.    Employee and Labor Matters....................................................................23
         -----    ---------------------------
         3.18.    Company Plans.................................................................................25
         -----    --------------
         3.19.    Environmental Matters.........................................................................25
         -----    ----------------------
         3.20.    Proceedings; Orders...........................................................................25
         -----    --------------------
         3.21.    Authority; Binding Nature of Agreements.......................................................26
         -----    ----------------------------------------
         3.22.    Non-Contravention Consents....................................................................26
         -----    ---------------------------
         3.23. Brokers. 27
4.       REPRESENTATIONS AND WARRANTIES OF PARENT AND PURCHASER.................................................27
--       ------------------------------------------------------
         4.1.     Due Organization..............................................................................27
         ----     -----------------
         4.2.     Authority; Binding Nature of Agreement........................................................27
         ----     ---------------------------------------
         4.3.     Employees.....................................................................................28
         ----     ----------
         4.4.     Brokers.......................................................................................28
         ----     --------
5.       CONDITIONS PRECEDENT TO PURCHASER'S OBLIGATION TO CLOSE................................................28
--       --------------------------------------------------------
         5.1.     Accuracy of Representations...................................................................28
         ----     ----------------------------
         5.2.     Performance of Obligations....................................................................28
         ----     ---------------------------
         5.3.     Consents......................................................................................28
         ----     ---------
         5.4.     No Material Adverse Change....................................................................28
         ----     ---------------------------
         5.5.     Additional Documents..........................................................................28
         ----     ---------------------
         5.6.     No Claim Regarding the Purchased Assets or Sale Proceeds......................................29
         ----     ---------------------------------------------------------
         5.7.     No Prohibition................................................................................29
         ----     ---------------
         5.8.     No Actions Outside of the Ordinary Course of Business.........................................29
         ----     ------------------------------------------------------
         5.9.     Compliance with Legal Requirements............................................................29
         ----     -----------------------------------
         5.10.    2004 EBITDA Target............................................................................29
         -----    -------------------
         5.11.    No Injunction.................................................................................29
         -----    --------------
6.       CONDITIONS PRECEDENT TO THE SELLER AND SHAREHOLDER'S OBLIGATION TO CLOSE...............................29
--       ------------------------------------------------------------------------


         6.1.     Accuracy of Representations...................................................................30
         ----     ----------------------------
         6.2.     Purchaser's Performance.......................................................................30
         ----     ------------------------
         6.3.     No Injunction.................................................................................30
         ----     --------------
         6.4.     No Prohibition................................................................................30
         ----     ---------------
7.       INDEMNIFICATION, ETC...................................................................................30
--       ---------------------
         7.1.     Survival of Representations and Covenants.....................................................30
         ----     ------------------------------------------
         7.2.     Indemnification by the Seller and Shareholder.................................................31
         ----     ----------------------------------------------
         7.3.     Remediation Obligation........................................................................32
         ----     -----------------------
         7.4.     Setoff........................................................................................32
         ----     -------
         7.5.     Defense of Third Party Claims.................................................................32
         ----     ------------------------------
         7.6.     Exercise of Remedies by Purchaser Indemnitees Other Than Purchaser............................33
         ----     -------------------------------------------------------------------
         7.7.     Indemnification by Parent and Purchaser.......................................................33
         ----     ----------------------------------------
         7.8.     Threshold for Indemnification by the Seller and Shareholder...................................33
         ----     ------------------------------------------------------------
         7.9.     Threshold for Indemnification by Parent and Purchaser.........................................34
         ----     ------------------------------------------------------
         7.10.    Limitation on Indemnification.................................................................34
         -----    ------------------------------
         7.11.    Exclusivity of Indemnification Remedies.......................................................34
         -----    ----------------------------------------
8.       OTHER AGREEMENTS.......................................................................................34
--       ----------------
         8.1.     Non-Compete...................................................................................34
         ----     ------------
         8.2.     Nonsolicitation...............................................................................35
         ----     ----------------
         8.3.     Confidentiality...............................................................................35
         ----     ---------------
         8.4.     Severability..................................................................................36
         ----     -------------
         8.5.     Judicial Modification.........................................................................36
         ----     ----------------------
         8.6.     Specific Enforcement..........................................................................36
         ----     ---------------------
         8.7.     Tolling of Time Periods.......................................................................37
         ----     ------------------------
         8.8.     Confirmation as to Scope......................................................................37
         ----     -------------------------
         8.9.     Access to Records.............................................................................37
         ----     ------------------
         8.10.    No Resale of Purchased Assets.................................................................37
         -----    ------------------------------
         8.11.    Post-Audit Closing Cooperation................................................................38
         -----    -------------------------------
         8.12.    Transitional Services.........................................................................38
         -----    ----------------------
9.       MISCELLANEOUS..........................................................................................38
--       -------------
         9.1.     Counterparts; Interpretation..................................................................38
         ----     -----------------------------
         9.2.     Governing Law.................................................................................38
         ----     --------------
         9.3.     Successors and Assigns; Assignment............................................................38
         ----     -----------------------------------
         9.4.     Partial Invalidity and Severability...........................................................38
         ----     ------------------------------------
         9.5.     Waiver........................................................................................39
         ----     -------
         9.6.     Headings......................................................................................39
         ----     ---------
         9.7.     Acceptance by Fax.............................................................................39
         ----     ------------------
         9.8.     Expenses......................................................................................39
         ----     ---------
         9.9.     Attorneys' Fees...............................................................................39
         ----     ----------------
         9.10.    Specific Performance..........................................................................39
         -----    ---------------------
         9.11.    Further Assurances............................................................................39
         -----    -------------------
         9.12. Notices. 40
         9.13.    NO JURY TRIAL.................................................................................41
         -----    --------------


                            ASSET PURCHASE AGREEMENT



         THIS ASSET PURCHASE AGREEMENT (this "Agreement") is made and entered into as of this 20th day of September, 2004 by and between SAGAMORE HOLDINGS, INC., a Florida corporation ("Parent"); NECI ACQUISITION, INC., a Florida corporation ("Purchaser"); NEXUS CUSTOM ELECTRONICS, INC., a Delaware corporation ("Seller"); and JACO ELECTRONICS, INC., a New York corporation ("Shareholder"). Parent Purchaser, Seller and Shareholder are each referred to, at times, as a "Party" and collectively as the "Parties".


                                    RECITALS

     WHEREAS, Seller operates a printed circuit board contract manufacturing business (the "Business"); --------

         WHEREAS, Seller, which is 100% owned by Shareholder, desires to sell to Purchaser, which is 100% owned by Parent, and Purchaser desires to purchase from Seller, substantially all of the assets of Seller upon the terms and conditions set forth herein; and

         WHEREAS, Parent shall execute an agreement (the "Guaranty") pursuant to which the Parent shall guarantee the obligations of the Purchaser under this Agreement.


                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the mutual promises herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows:

1.       DEFINITIONS

         Set forth below are definitions, for the purposes of the Agreement, for certain capitalized terms. Other capitalized terms are defined throughout the Agreement.

     1.1. Code. "Code" shall mean the Internal Revenue Code of 1986, as amended.

     1.2. Company Plan. "Company Plan" shall mean any current benefit plan or past benefit plan under which employees, officers or directors of the Seller has received benefits.

     1.3. Consent. "Consent" shall mean any approval, consent, ratification, permission, waiver or authorization (including any Governmental Authorization).

     1.4. Contract. "Contract" shall mean any written, oral, implied or other agreement, contract, understanding, arrangement, instrument, note, guaranty, indemnity, representation, warranty, deed, assignment, power of attorney, certificate, purchase order, work order, insurance policy, benefit plan, commitment, covenant, assurance or undertaking of any nature.

     1.5. Contract Year. "Contract Year" shall mean (i) the period commencing on the Closing Date and ending September 30, 2005 and thereafter (ii) each twelve
(12) month period beginning on October 1.

     1.6. Damages. "Damages" shall include any loss, damage, injury, decline in value, lost opportunity, Liability, claim, demand, settlement, judgment, award, fine, penalty, Tax, fee (including any legal fee, expert fee, accounting fee or advisory fee), charge, cost (including any cost of investigation) or expense of any nature.

     1.7. Disclosure Schedules. "Disclosure Schedules" shall mean the schedules (dated as of the date of the Agreement) delivered to the Purchaser by or on behalf of the Seller and Shareholder as set forth in the Agreement, copies of which are attached to the Agreement and incorporated in the Agreement by reference.

     1.8. Encumbrance. "Encumbrance" shall mean any lien, pledge, hypothecation, charge, mortgage, security interest, encumbrance, equity, trust, equitable interest, claim, preference, right of possession, lease, tenancy, license, encroachment, covenant, infringement, interference, Order, proxy, option, right of first refusal, preemptive right, community property interest, legend, defect, impediment, exception, reservation, limitation, impairment, imperfection of title, condition or restriction of any nature (including any restriction on the voting of any security, any restriction on the transfer of any security or other asset, any restriction on the receipt of any income derived from any asset, any restriction on the use of any asset and any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset).

     1.9. Entity. "Entity" shall mean any corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, cooperative, foundation, society, political party, union, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization or entity.

     1.10. GAAP."GAAP" shall mean generally accepted accounting principles, applied on a consistent basis.

     1.11. Governmental Authorization. "Governmental Authorization" shall mean any permit, license, certificate, franchise, concession, approval, Consent, ratification, permission, clearance, confirmation, endorsement, route authority, waiver, certification, designation, rating, registration, qualification or authorization that is, has been or may in the future be issued, granted, given or otherwise made available by or under the authority of any Governmental Body or pursuant to any Legal Requirement or under any Contract with any Governmental Body.

     1.12. Governmental Body."Governmental Body" shall mean any:

                    (a) Nation, principality, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature;

                    (b) Federal, state, local, municipal, foreign or other government;

                    (c) Governmental or quasi-governmental authority of any nature (including any governmental division, subdivision, department, agency, bureau, branch, office, commission, council, boars, instrumentality, officer, official, representative, organization, unit, body or Entity and any court or other tribunal);

                    (d)  Multi-national organization or body; or

                    (e) Individual, Entity or body exercising, or entitled to exercise, any executive, legislative, judicial, administrative, regulatory, police, military or taxing authority or power of any nature.

     1.13. Hazardous Material. "Hazardous Material" shall include:

                    (a) Any petroleum, waste oil, crude oil, asbestos, urea formaldehyde or polychlorinated biphenyl;

                    (b) Any waste, gas or other substance or material that is explosive or radioactive;

                    (c) Any "hazardous substance," "pollutant," "contaminant," "hazardous waste," "regulated substance," "hazardous chemical" or "toxic chemical" as designated, listed or defined (whether expressly or by reference) in any statute, regulation or other Legal Requirement (including CERCLA, any other so-called "superfund" or "superlien" law, the Resource Conservation Recovery Act, the Federal Water Pollution Control Act, the Toxic Substances Control Act, the Emergency Planning and Community Right-to-Know Act and the respective regulations promulgated thereunder);

                    (d) Any other substance or material (regardless of physical form) or form of energy that is subject to any Legal Requirement which regulates or establishes standards of conduct in connection with, or which otherwise relates to, the protection of human health, plant life, animal life, natural resources, property or the enjoyment of life or property from the presence in the environment of any solid, liquid, gas, odor, noise or form of energy; and

                    (e) Any compound, mixture, solution, product or other substance or material that contains any substance or material referred to in clause "(a)", "(b)", "(c)" or "(d)" above.

     1.14. Knowledge. An individual shall be deemed to have "Knowledge" of a particular fact or other matter if:

                    (a) Such individual is actually aware of such fact or other matter; or

                    (b)  A  prudent   individual  in  the   performance  of  his
                         fiduciary responsibilities would be expected to be aware of such fact or other matter.

     A Party shall be deemed to have "Knowledge" of a particular fact or other matter if any executive officer or director of such Party has Knowledge of such fact or other matter.

     1.15. Legal Requirement. "Legal Requirement" shall mean any federal, state, local, municipal, foreign or other law, statute, legislation, constitution, principle of common law, resolution, ordinance, code, edict, decree, proclamation, treaty, convention, rule, regulation, ruling, directive, pronouncement requirement, specification, determination, decision, opinion or interpretation that is, has been or may in the future be issued, enacted, adopted, passed, approved, promulgated, made, implemented or otherwise put into effect by or under the authority of any Governmental Body.

     1.16. Liability. "Liability" shall mean any debt, obligation, duty or liability of any nature (including any unknown, undisclosed, unmatured, unaccrued, unasserted, contingent, indirect, conditional, implied, vicarious, derivative, joint, several or secondary liability), regardless of whether such debt, obligation, duty or liability would be required to be disclosed on a balance sheet prepared in accordance generally accepted accounting principles and regardless of whether such debt, obligation, duty or liability is immediately due and payable.

     1.17. Material. "Material" shall mean more than de minimis, minor or insignificant.

     1.18. Material Seller Contracts. "Material Seller Contracts" means Seller Contracts which required the expenditure by Seller of more than $250,000 in any of Seller's last 3 fiscal years, or which accounted for more than 10% of Seller's revenues in any of Seller's last 3 fiscal years.

     1.19. Net Working Capital. "Net Working Capital" shall mean total current assets, less total current liabilities, as computed in accordance with GAAP, after adjustment for any Permitted Distribution.

     1.20. Order. "Order" shall mean any,

                    (a) Order, judgment, injunction, edict, decree, ruling, pronouncement, determination, decision, opinion, verdict, sentence, subpoena, writ or award that is or has been issued, made, entered, rendered or otherwise put into effect by or under the authority of any court, administrative agency or other Governmental Body or any arbitrator or arbitration panel; or

                    (b) Contract with any Governmental Body that has been entered into in connection with any Proceeding.

     1.21. Ordinary Course of Business. An action taken by or on behalf of the Seller shall not be deemed to have been taken in the "Ordinary Course of Business" unless:

                    (a) Such action is recurring in nature, is consistent with the Seller's past practices and is taken in the ordinary course of the Seller's normal day-to-day operations:

                    (b) Such action is taken in accordance with sound and prudent business practices; and

                    (c) Such action is not required to be authorized by the Seller's stockholders, the Seller's board of directors or any committee of the Seller's board of directors and does not require any other separate or special authorization of any nature.

     Actions outside of the Ordinary Course of Business include, but are not limited to, (i) selling any of the Purchased Assets other than inventory sales in the Ordinary Course of Business and dispositions of assets in excess of $50,000 individually or $100,000 collectively, in the aggregate, during any one
(1) month period; (ii) obtaining any loans, incurring any Liability other than routine accounts payable, routine accrued expenses, and entering into any Contracts; (iii) transactions that would result in Net Working Capital at Closing which is not reflective of a continuation of historical business practices; (iv) payment of excess salary, bonuses or dividends; and (v) acquisitions of assets in excess of $50,000 individually.

     1.22. Permitted Distribution. "Permitted Distribution" shall mean any payment or provision for payment of any dividend or other amount by Seller to Shareholder to the extent that same results in a zero Net Working Capital adjustment.

     1.23. Person. "Person" shall mean any individual, Entity or Governmental Body.

     1.24. Proceeding. "Proceeding" shall mean any action, suit, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding and any informal proceeding), prosecution, contest, hearing, inquiry, inquest, audit, examination or investigation that is, has been or may in the future be commenced, brought, conducted or heard by or before, or that otherwise has involved or may involve, any Governmental Body or any arbitrator or arbitration panel.

     1.25. Proprietary Asset. "Proprietary Asset" shall mean any patent, patent, application, trademark (whether registered or unregistered and whether or not relating to a published work), trademark application, trade name, fictitious business name, service mark (whether registered or unregistered), service mark application, copyright (whether registered or unregistered), copyright application, goodwill, maskwork, maskwork application, trade secret, know-how, franchise, system, computer software, invention, design, blueprint, proprietary product, technology, proprietary right or other intellectual properly right or intangible asset including any route authority.

     1.26. Purchaser Group. "Purchaser Group" shall collectively mean the Purchaser and the Parent.

     1.27. Seller  Contracts.  "Seller  Contracts" shall  collectively mean each
Contract:

                    (a)  To which the Seller is a party;

                    (b) By which the Seller or any of its assets are or may become bound or under which the Seller has, or may become subject to, any obligation; or

                    (c) Under which the Seller has or may acquire any right or interest.

     1.28. Supply Agreement. "Supply Agreement" shall mean an agreement executed and delivered by Purchaser, Parent and Shareholder at the Closing, the form of which is attached hereto as Exhibit A, pursuant to which Purchaser, Parent shall purchase at least Fifteen Percent (15%) of their annual electronic components from Shareholder, subject to the terms set forth in the Supply Agreement.

     1.29. Tax. (a) "Tax" shall mean any tax (including any income tax, franchise tax, capital gains tax, --- estimated tax, gross receipts tax, value-added tax, surtax, excise tax, ad valorem tax, transfer tax, stamp tax, tax, use tax, property tax, business tax, occupation tax, inventory tax, occupancy tax, withholding tax or payroll tax), levy, assessment, tariff, impost, imposition, toll, duty (including any customs duty), deficiency or fee, and any related charge or amount (including any fine, penalty or interest), that is or has been imposed, assessed or collected by or under the authority of any Governmental Body.

     1.30. Tax Return. "Tax Return" shall mean any return (including any information return), report, statement, declaration, estimate, schedule, notice, notification, form, election, certificate or other document or information that is or has been filed with or submitted to, or required to be filed with or submitted to, any Governmental Body in connection with the determination, assessment, collection or payment of any Tax or in connection with the administration, implementation or enforcement of or compliance with any Legal Requirement relating to any Tax.

     1.31. Transaction Documents. "Transaction Documents" shall mean:

                    (a)  The Agreement including the Disclosure Schedules; and

                    (b)  The Bills of Sale;

                    (c)  The Assumption Agreement;

                    (d)  The Assignment;

                    (e)  The Seller Note;

                    (f)  The Supply Agreement;

                    (g)  The Employment Agreement;

                    (h)  The Guaranty; and

                    (i) Such other documents necessary to complete the Transactions, including without limitation a contract between Purchaser and Seller with respect to the purchase and sale of the Real Property (the "Real Property Contract").

     1.32. Transactions. "Transactions" shall mean:

                    (a)  The   execution   and   delivery   of  the   respective
                         Transaction Documents, and

                    (b) All of the transactions contemplated by the respective Transaction Document including:

                    (i) the sale of the Purchased Assets by the Seller to the Purchaser in accordance with the Agreement;

                    (ii) the assumption of the Assumed  Liabilities by Purchaser in accordance with the Agreement; and

                    (iii)the  performance  by the  Seller,  Shareholder  and the
                         Purchaser of their respective obligations under the Transaction Documents and the exercise by the Seller, Shareholder and the Purchaser of their respective rights under the Transaction Documents.

     2. SALE AND PURCHASE OF ASSETS; ASSUMPTION OF ASSUMED LIABILITIES

     2.1. Sale and Purchase of Assets. The Seller shall sell, convey, assign, transfer and deliver to Purchaser at the Closing (as hereinafter defined), and Purchaser will purchase and accept at the Closing, all assets, properties, privileges, rights, interests, business and goodwill belonging to the Seller (except the Excluded Assets, as hereinafter defined), of every kind and description, real, personal and mixed, tangible and intangible and wherever located (such assets, properties, privileges, rights, interests, business and goodwill being transferred hereunder are hereinafter referred to collectively as the "Purchased Assets"). Without limiting the generality of the foregoing, the Purchased Assets shall include all of the Seller's right, title and interest in and to the following (except to the extent any of the following constitute Excluded Assets):

                    (a) Fixed Assets. All machinery, equipment, computers, vehicles, furniture, tools and other fixed assets and goods and other Material items of tangible personal property owned or leased by the Seller from an independent third party as of the date of this Agreement and used by the Seller, other than the Excluded Assets, as more fully set forth on Schedule
                         3.9 (the "Fixed Assets");

                    (b) Inventories. All inventories of raw materials, work in process, components, subassemblies, finished goods, projects, supplies, packaging materials, and similar items used in the conduct of the Business by the Seller, all as more fully set forth on Schedule 3.7 (the "Inventory");

                    (c) Accounts Receivable. All notes receivables, accounts receivable and other receivables of Seller of any kind arising out of the Business of the Seller as of the Closing Date (as defined below), whether billed or unbilled, all as more fully set forth on Schedule 3.8 ("Accounts Receivable");

                    (d) Real Property and Real Property Leases. All real property owned by the Seller and used in the conduct of the Business (the "Real Property") and all Lease and Sublease Agreements (the "Lease Agreements"), all of which are listed in Schedule 3.10;

                    (e)  Seller  Contracts.   The  Seller  Contracts  listed  on
                         Schedule 3.12;

                    (f)  Proprietary  Assets.  All Proprietary  Assets listed on
                         Schedule 3.13, which also contains a summary of the Material Proprietary Assets;

                    (g) Files and Records. All files and records of Seller related to the conduct of the Business, including, without limitation, all of Seller's books, records, manuals, documents, books of account, correspondence, sales and credit reports, customer lists, literature, brochures, advertising material and the like, provided that Purchaser shall be provided with only a copy of Seller's books of account and Seller shall retain the original books of account and such other records (the "Retained Data") as Seller requires for income tax and other reporting purposes;

                    (h) Capital Leases. All rights of Seller under the capital leases listed on Schedule 3.12 (the "Assumed Capital Leases");

                    (i) Goodwill. All of Seller's goodwill related to the Seller, and the going concern value of the Seller ("Goodwill");

                    (j) Net Working Capital Cash. Cash in the possession of Seller to the extent such cash is included in Net Working Capital as of the Closing Date;

                    (k)  Operating  Leases.  All  rights  of  Seller  under  the
                         operating   leases  described  in  Schedule  3.12  (the
                         "Assumed Operating Leases").

     2.2. Excluded Assets. There shall be excluded from the Purchased Assets and retained by Seller all of the following (collectively, the "Excluded Assets"):

                    (a) Cash and Investments. All cash items, securities and financial instruments of the Seller, not included in Net Working Capital as of the Closing Date;

                    (b) Books and Records. The minute books, seal, stock record books and transfer records of the Seller and the Retained Data;

                    (c) Other Excluded Assets. Equipment leased under any capital leases other than the Assumed Capital Leases.

     2.3. No Encumbrances. The Purchased Assets shall be sold and conveyed to Purchaser free and clear of all Encumbrances, except (i) those Encumbrances identified on Schedule 2.3, (ii) with respect to the Real Property, easements, rights of way, restrictions, encroachments, and other minor defects or irregularities in title which do not interfere with the ordinary conduct of the Business, and (iii) rights of the lessors under the Lease Agreements, the Assumed Capital Leases and the Assumed Operating Leases.

     2.4. Passage of Title. Title to all of the Purchased Assets shall pass from Seller to Purchaser at Closing.

     2.5. Transfer Taxes. The Purchaser shall pay at Closing all applicable transfer, recording and other charges, taxes or fees in connection with the transfer of the Real Property hereunder. The Purchaser and the Seller shall equally divide the payment of any other transfer, sales, use and bulk sales taxes, ad valorem and property taxes, and similar assessments which arise from the consummation of the transactions contemplated herein. The Purchaser shall be responsible for all documentary, filing, recording and vehicle registration fees payable as a result of the transfer of the Purchased Assets. The Purchaser shall furnish the Seller with such information and certificates as the Seller may reasonably request to enable the Seller to obtain any available sales tax clearance certificates.

     2.6. Assumed Liabilities. The Purchaser hereby agrees to assume from the Seller, and the Seller agrees to assign to the Purchaser, on the Closing Date
(i) the liabilities specifically set forth on Schedule 2.6, as modified to include all accounts payable and accrued expenses included in the final Net Working Capital Statement Closing Balance Sheet and (ii) the prospective obligations of the Seller under the Lease Agreements, Seller Contracts, Assumed Operating Leases and Assumed Capital Leases (collectively, with respect to the liabilities and obligations described in clauses (i) and (ii), the "Assumed Liabilities") and no other liabilities. From and after the Closing, Purchaser shall have complete control over the payment, settlement or other disposition of, or any dispute involving, any of the Assumed Liabilities, and Purchaser shall have the right to conduct and control all negotiations and proceedings with respect thereto. The Seller shall notify Purchaser immediately of any claim made with respect to any of the Assumed Liabilities and shall not, except with the prior written consent of Purchaser, voluntarily make any payment of, or settle or offer to settle, or consent to any compromise with respect to, any of the Assumed Liabilities.

     2.7. Excluded Liabilities. Except for the Assumed Liabilities, the Purchaser is not assuming any liability or obligation of the Seller (or any predecessor owner of all or part of the Purchased Assets) and will not pay, discharge, perform or otherwise be liable for any liabilities, indebtedness or obligations which relate to the Seller or the Purchased Assets existing on the Closing Date or arising out of any transactions entered into, or any state of facts existing, on or prior to the Closing Date (collectively, the "Excluded Liabilities"). All such Excluded Liabilities and obligations shall be retained by and remain obligations and liabilities of the Seller. Without limiting the generality of the foregoing, the Excluded Liabilities shall include, except for the Assumed Liabilities:

                    (a) All liabilities and obligations of Seller for costs and expenses incurred in connection with this Agreement or the consummation of the transactions contemplated by this Agreement;

                    (b) All liabilities and obligations of the Seller for any Taxes incurred, or attributed to the Seller or the Purchased Assets prior to the Closing Date;

     2.8. Employees. Purchaser shall, as of the Closing Date, employ Dan Shea pursuant to the terms and conditions of an employment agreement between Purchaser and Dan Shea (the "Employment Agreement", the form of which is attached hereto as Exhibit B).

     2.9. Consideration Paid by Purchaser. Subject to any adjustments set forth in Section 2.9(d), Purchaser shall (i) pay to the Seller the Purchase Price (as hereinafter defined in Section 2.9(a)); (ii) assume the Assumed Liabilities; and
(iii) pay to the Seller the Earn-Out in an amount up to a maximum of One Million Dollars ($1,000,000), as more fully set forth in Section 2.9(c) (collectively the "Consideration").

                    (a) Purchase Price. Purchaser shall pay to the Seller the total amount of Twelve Million Dollars ($12,000,000) paid in accordance with Section 2.9(b), subject to any adjustment pursuant to Section 2.9(d).

                    (b) Payment of Purchase Price. The Purchase Price shall be paid as follows:

                    (i) Nine Million Two Hundred Fifty Thousand Dollars ($9,250,000) paid to or as directed by the Seller in cash at Closing by wire transfer to such account(s) as Seller may designate; subject to any adjustments set forth in Section 2.9(d) ("Cash at Closing").

                    (ii) Two  Million  Seven  Hundred  Fifty  Thousand   Dollars
                         ($2,750,000) in the form of a five (5) year promissory note (the form of which is attached hereto as Exhibit
                         C) delivered to Seller at Closing (the "Seller Note"), which shall bear interest at a fluctuating rate equal to the prime rate set by the Wall Street Journal, capped at seven percent (7%) per annum, payable quarterly, with principal payable as follows:

                    (A) Five Hundred Thousand Dollars ($500,000), payable at the two (2) year anniversary of the Seller Note;

                    (B) One Hundred Fifty-Six Thousand Two Hundred Fifty Dollars ($156,250) on or before the end of each of the next eight (8) quarters, beginning with the quarter commencing after the two (2) year anniversary of the Seller Note; and

                    (C) Two Hundred Fifty Thousand ($250,000) on or before the end of each of the four (4) quarters commencing after the four (4) year anniversary of the Seller Note.

     The Seller Note is subject to offset as set forth in Section 7, and is also subject to acceleration following a default and as further provided in the Seller Note.

                    (c) Earn-Out. The Purchaser shall pay to Shareholder (or as otherwise directed by Shareholder) five percent -------- (5%) of the Purchaser Group's net sales (gross sales less returns, allowances and sales taxes) in excess of $20,000,000 per Contract Year, as determined in accordance with GAAP, for each of the first six (6) Contract Years after the Closing Date (the "Earn-Out"). The Earn-Out payment shall be due within thirty (30) days after the end --------- of each Contract Year and shall be accompanied by reasonable documentation of the amount of such net sales for such Contract Year. Net sales shall include net sales from existing customers of Seller, Purchaser Group and any existing subsidiaries of Purchaser Group, as well as from customers of Purchaser Group and of their subsidiaries acquired after the Closing Date as a result of merger, acquisition or otherwise. Notwithstanding anything to the contrary contained herein, the total amount of all Earn-Out payments shall not exceed One Million Dollars ($1,000,000). If the Seller Note is accelerated, then provided that at least (i) $100,000 of Earn-Out payment was due and payable for the first Contract Year, or
                         (ii) $150,000 of Earn-Out payment was due and payable for the second Contract Year, the difference between $1,000,000 and the aggregate amount paid under this
                         Section 2.9(c) shall become due and payable.

                    (d) Adjustments to Purchase Price. The Purchase Price shall be subject to the following adjustments:

     The Cash at Closing shall be adjusted on a dollar-for-dollar basis to the extent the Net Working Capital as of the Closing Date, as determined by a post-closing review (described below), is different from the target Net Working Capital amount of $7,331,000 by more than Two Hundred Thousand Dollars ($200,000) (the "Net Working Capital Adjustment"). The maximum amount of the Net Working Capital Adjustment shall be Five Hundred Thousand Dollars ($500,000).

                    (e) Net Working Capital Calculation. After the Closing, the Seller shall prepare a statement of Net Working -------------------------------- Capital as of the
                         close of business on the Closing Date (the "Net Working Capital ---------------------- Statement"). The Seller shall deliver the Net Working Capital Statement to the --------- Purchaser within thirty (30) days after the Closing Date. The Seller shall provide the Purchaser with complete access to all relevant information used by the Seller in preparing the Net Working Capital Statement. The Net Working Capital Statement delivered to the Purchaser shall be conclusive and binding on the Parties for purposes of determining any Net Working Capital Adjustment, unless the Purchaser notifies the Seller of the Purchaser's disagreement with the Net Working Capital Adjustment in writing within thirty
                         (30) days after the Purchaser's receipt of the Net Working Capital Statement. The Purchaser's notice must state with specificity the amounts and the reasons for Purchaser's disagreement. If Purchaser notifies Seller of its disagreement with the Net Working Capital Statement, Purchaser and Seller shall use their good faith efforts to agree on the amount of the Net Working Capital Adjustment.

                    (f) Arbitration. If the Purchaser and the Seller do not agree on the amount of the Net Working Capital ----------- Adjustment within forty-five (45) days following the Purchaser's receipt of the Net Working Capital Statement, the amount of the Net Working Capital Adjustment that is undisputed, if any, shall be paid at such time, to the extent that the undisputed amount would not be offset by the amount in dispute. The Purchaser and the Seller shall promptly engage a nationally recognized firm of independent accountants to resolve any such dispute. In the absence of prompt agreement on the identity of the independent accountants, the Parties shall cause their respective accounting firms to jointly designate an accounting firm to resolve the dispute within ninety (90) days of the engagement. The Seller and the Purchaser shall furnish or cause to be furnished to the independent accountants such work papers and other documents and information relating to the disputed issues as the independent accountants may request and are available to that party or its agents and shall be afforded the opportunity to present to the independent accountants any material relating to the disputed issues and to discuss the issues with the independent accountants. Absent fraud, the independent accountants' decision shall be final, binding and conclusive upon the Parties and shall be the Parties' sole and exclusive remedy regarding any dispute concerning any Net Working Capital Adjustment and the amount so determined shall be paid by Purchaser or Seller, as the case may be, within 10 days of such determination. The Purchaser and the Seller shall share equally the fees and expenses of the independent accountants.

                    (g) Allocation of Consideration Paid by Purchaser. The Consideration shall be allocated in accordance with ---------------------------------------------- Code
                         Section 1060 and the allocation statement (the "Allocation Statement") prepared --------------------- by the Parties within One Hundred Sixty-Five (165) days after the Closing Date. The Parties each agree to prepare and file on a timely basis any necessary Tax forms setting forth an allocation set forth in the Allocation Statement. The Parties further agree to report this transaction for income tax purposes in accordance with the Allocation Statement and each Party agrees to act in accordance with such Allocation Statement in the course of any Tax audit, Tax review or Tax litigation concerning such Party and relating thereto (except as otherwise required by law). Neither the Seller nor Purchaser will assert that the allocation set forth in the Allocation Statement was not separately bargained for at arm's length and in good faith. The Parties confirm that $450,000 of the Consideration shall be allocated to the Real Property.

                    (h) Pro-Rating Adjustment. The Parties confirm that they shall pro-rate and adjust for the following items ---------------------- only: rent and security deposit under the Lease Agreement and under the Assumed Operating Leases, other monthly expenses, real estate taxes on the Real Property, the health insurance costs described in Section 8.12 and customer deposits, and, the net result thereof, (the "Pro-Rating Adjustment"), shall be paid to the Purchaser or the ---------------------- Shareholder, as the case may be, when the Net Working Capital Adjustment is required to be paid, provided, however, that if any such item is included in the calculation of Net Working Capital, then it shall be excluded from the Pro-Rating Adjustment. The Shareholder and Seller further confirm that they have paid, or will pay upon receipt of appropriate bills, all utility costs through the Closing Date applicable to the Real Property and the Lease Agreement.

     2.10. Closing.

                    (a) The closing of the Transactions (the "Closing") shall take place at the offices of Seller's counsel, Morrison Cohen Singer & Weinstein, LLP, 750 Lexington Avenue, New York, New York, at 10:00 a.m. (Eastern Standard
                         Time), on the date hereof, or on such other date as the Parties may agree in writing (the "Closing Date").

                    (b) At the Closing, the Seller shall execute to the extent the execution by the Seller is necessary and deliver to, or cause to be delivered to, Purchaser the following:

                    (i) bills of sale, deeds, certificates of title and general instruments of assignment and transfer to transfer ownership of the Purchased Assets from the Seller to Purchaser in a form reasonably acceptable to the Parties and duly executed by the Seller (the "Bills of Sale");

                    (ii) an assignment and assumption agreement  transferring to the Purchaser from the Seller all Proprietary Assets, Governmental Authorizations and warranties relating to the Purchased Assets and responsibility for the Assumed Liabilities in a form reasonably acceptable to the Parties and duly executed by the Seller (the "Assignment and Assumption Agreement");

                    (iii)the books and  records of the Seller  required  by this
                         Agreement, the certified copies of the articles of incorporation of the Seller as set forth in Section 3.2(a)(i), the certificates of good standing as set forth in Section 3.2(a)(ii), the Consents as set forth in Section 3.22, copies of the Governmental Authorizations as set forth in Section 3.15(a) and copies of the documents relating to any Proceedings as set forth in Section 3.20(b);

                    (iv) an opinion  from the  Seller's  attorney  to the effect that this Agreement and all other documents to be delivered by the Seller at the Closing have been duly authorized, executed and delivered, and, subject to customary exceptions and limitations, are enforceable against the Seller;

                    (v)  the Supply Agreement executed by the Shareholder;

                    (vi) the Employment Agreement executed by Dan Shea; and

                    (vii)a certified  copy of  resolutions  duly  adopted by the
                         Board of Directors of Seller and of Shareholder, together with a copy of Seller's By-Laws, a certified copy of Seller's Certificate of Incorporation and a good standing certificate with respect to Seller.

                    (c) At the Closing, Purchaser shall make the payment provided for in Section 2.9(b)(i) and shall execute and deliver to the Seller, to the extent the execution by the Purchaser is necessary, the following:

                    (i)  the Seller Note;

                    (ii) the Bills of Sale executed by Purchaser;

                    (iii)the  Assignment and  Assumption  Agreement  executed by the Purchaser;

                    (iv) the Supply Agreement  executed by the Purchaser and the
                         Parent;

                    (v)  the Employment Agreement executed by the Purchaser;

                    (vi) a Guaranty executed by the Parent, the form of which is attached hereto as Exhibit D;

                    (vii)an opinion from the Purchaser's  attorney to the effect that this Agreement and all other documents to be delivered by the Purchaser at the Closing have been duly authorized, executed and delivered and, subject to customary exceptions and limitations, are enforceable against the Purchaser; and

                    (viii) a certified copy of  resolutions  duly adopted by the
                         Board of Directors of Purchaser and of Parent, together with a copy of Purchaser's By-Laws, a certified copy of Purchaser's Certificate of Incorporation and a good standing certificate with respect to Purchaser.

                    (d) At the Closing, in addition to the foregoing, the Real Property Contract shall be executed and delivered and each Party shall deliver to the other such other agreements and documents as such other Party may reasonably request.

     3. REPRESENTATIONS AND WARRANTIES OF THE SELLER AND SHAREHOLDER

         The Seller and Shareholder jointly and severally represent and warrant, to and for the benefit of the Purchaser and Parent, as follows:

     3.1. Due Organization; No Subsidiaries; Etc.

                    (a) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all necessary power and authority:

                    (i) to conduct its Business in the manner in which its Business is currently being conducted;

                    (ii) to own and use its  assets  in the  manner in which its assets are currently owned and used; and (iii) to perform its obligations under the Seller Contracts.

                    (b) The Seller has not during the past three (3) years conducted any business under or otherwise used, for any purpose or in any jurisdiction, any fictitious name, assumed name, or other name, other than the name "Nexus".

                    (c) The Seller is in good standing as a foreign corporation in each of the jurisdictions identified in Schedule 3.1.

                    (d) Schedule 3.1 accurately sets forth (i) the names of the members of the Seller's board of directors, and (ii) the names and titles of the Seller's officers.

                    (e) Neither the Seller nor Shareholder has during the past three (3) years approved, or commenced any proceeding or made any election contemplating, the dissolution or liquidation of the Seller or the winding up or cessation of the Seller's Business or affairs.

                    (f) The Seller has no subsidiaries, and the Seller has not during the past three (3) years owned, beneficially or otherwise, any shares or other securities of, or any direct or indirect interest of any nature in, any other Entity.

     3.2. Certificate of Incorporation and Bylaws; Records.

                    (a) The Seller has delivered to Purchaser accurate and complete copies of:

                    (i) the Seller's certificate of incorporation (certified copy) and bylaws, including all amendments thereto;

                    (ii) a certificate of good standing for the Seller;

                    (iii) stock records of the Seller; and

                    (iv) the minutes and other records of the meetings and other proceedings (including any actions taken by written consent or otherwise without a meeting) of the Shareholder, the board of directors of the Seller and all committees of the board of directors of the Seller.

                    (b) The books of account, stock records, minute books and other records of the Seller are accurate, up-to date and complete, in all Material respects, and have been maintained in accordance with sound and prudent business practices. All of the records of the Seller are in the actual possession and direct control of the Seller or the Shareholder.

     3.3. Capitalization, Etc.

                    (a) The authorized and issued capital stock of the Seller consists solely of 200 shares of common stock $0.01 par value per share (the "Shares").

                    (b) All of the Shares are owned of record, legally and beneficially by Shareholder. All rights and powers to vote the Shares are held exclusively by Shareholder.

                    (c) All of the Shares (i) have been duly authorized and validly issued, (ii) are fully paid and non-assessable, and (iii) have been issued in full compliance with all applicable securities laws and other applicable Legal Requirements.

     3.4. Financial Statements.

                    (a) The Seller has delivered to the Purchaser the following financial statements and notes, (collectively, the "Seller Financial Statements"):

                    (i) Balance sheet, statement of operations, statement of cash flows and statement of stockholder's equity with respect to the Seller for the fiscal years ended June 30, 2004, June 30, 2003 and June 30, 2002;

                    (ii) Balance  sheet  and  statement  of  operations  for the two-month  period ended  September 3, 2004  attached as
                         Schedule 3.4(a); and

                    (iii)Statements  showing the accounts  receivable,  accounts payable, any other liabilities, and other statements requested by Purchaser with respect to the Seller for the two-month period ended September 3, 2004 attached as Schedule 3.4(a).

                    (b) All of the Seller Financial Statements are accurate and complete in all Material respects. The Seller Financial Statements in clauses (i) and (ii) above present fairly the financial position of the Seller as of the respective dates thereof and the results of operations for the periods covered thereby. The Seller Financial Statements in clauses (i) and (ii) above have been prepared in accordance with GAAP, applied on a consistent basis throughout the periods covered, except for the absence of footnotes.

     3.5. Absence of Material Changes. After June 30, 2004:

                    (a) There has not been any Material adverse change in the Seller's Business, ability to operate the Business, condition, assets, liabilities, operations, financial performance, net income (or in any Material aspect or portion thereof), and no event has occurred that might have a Material adverse effect on the Seller's Business, ability to operate the Business, condition, assets, liabilities, operations, financial performance, net income (or on any Material aspect or portion thereof);

                    (b) The Seller has not forgiven any debt or otherwise released or waived any right or claim except in the Ordinary Course of Business; and

                    (c) The Seller has not entered into any transaction or taken any other action outside the Ordinary Course of Business, other than transactions contemplated by or taken in connection with the consummation of this Agreement and a transaction described in Schedule 3.13, and except nothing contained herein shall restrict
                         Seller from declaring or paying any Permitted Distribution.

     3.6. Title to Assets.

                    (a) The Seller owns, and has good, valid and marketable title to, all of the following assets:

                    (i) all assets reflected on the Seller's Financial Statements (except for inventory and non-Material assets sold by the Seller since June 30, 2004 in the Ordinary Course of Business);

                    (ii) all assets  acquired by the Seller  since June 30, 2004
                         (except for inventory sold by the Seller since June 30, 2004 in the Ordinary Course of Business):

                    (iii)all assets  referred to in Schedules  3.7, 3.8, 3.9 and
                         3.11 and the Real Property described in ------------------------------------ Schedule 3.10;
                         -------------

                    (iv) all other assets  reflected  in the Seller's  books and records as being owned by the Seller; and

                    (v) the Purchased Assets, to the extent not included in clauses "(i)" through "(iv)" above.

                    (b) Schedule 3.6. identifies all assets that are being leased or licensed to the Seller. Except for the rights of the lessors or licensors of the assets set forth in
                         Schedule 3.6, all of said assets are owned by the Seller free and clear of any Encumbrances.

     3.7. Inventories. All of the Inventory owned by the Seller as of September 3, 2004 is identified on, and located at the locations identified on, Schedule
3.7. The Inventory is valued on the books and records of the Seller and in the Seller Financial Statements at the lower of cost or market. All inventory is accounted for using the average cost in accordance with GAAP. All of the finished goods Inventory included in the Purchased Assets is in good, merchantable and usable condition and is salable in the Ordinary Course of Business within a reasonable time and at normal profit margins (except as reserved in the Seller Financial Statements), except for not more than $25,000 thereof.

     3.8. Receivables.

                    (a)  Schedule   3.8   provides  an  accurate   and  complete
                         breakdown and aging of all Accounts Receivable of the Seller as of September 3, 2004.

                    (b) Except as set forth on Schedule 3.8, all existing Accounts Receivable of the Seller represent valid obligations of customers of the Seller arising from bona fide transactions entered into in the Ordinary Course of Business.

     3.9. Fixed Assets. Schedule 3.9 accurately identifies all Fixed Assets owned by the Seller. Schedule 3.9 also accurately identifies all tangible assets leased to the Seller. The Fixed Assets identified in Schedule 3.9 are adequate for the conduct of the Seller's Business in the manner in which such Business is currently being conducted.

     3.10. Real Property. The Seller does not own any real property or any interest in real property, except for real property and the leaseholds created under the Lease Agreements identified in Schedule 3.10, which provides an accurate and complete description of the real property and the premises covered by said Lease Agreements and the facilities located on such premises. The Seller enjoys peaceful and undisturbed possession of such premises. The manufacturing facility located on the Real Property is a one-story building. The Seller has not, during the past three (3) years received notice of any claim that the use of the Real Property creates smoke, noxious fumes, odors or noise offensive to the neighboring inhabitants.

     3.11. Proprietary Assets.

                    (a) Except as set forth in Schedule 3.11, there is no Proprietary Asset that is owned by or licensed to the Seller or that is otherwise used or useful in connection with the conduct of the Seller's Business.

                    (b) The Seller has taken such measures and precautions which the Seller has considered necessary and appropriate to protect the confidentiality and value of each Proprietary Asset identified or required to be identified in Schedule 3.11.

                    (c) To the Knowledge of the Seller and Shareholder, the Seller is not infringing and has not, during the past three (3) years, infringed or received any notice or other communication (in writing or otherwise) of any actual, alleged, possible or potential Material infringement of, any Material Proprietary Asset owned or used by any other Person. To the Knowledge of the Seller and Shareholder, no other Person is infringing, and no Proprietary Asset owned or used by any other Person infringes or conflicts with, any Proprietary Asset owned or used by the Seller.

     3.12. Contracts.

                    (a) Schedule 3.12 identifies and provides an accurate and complete description of each of the Material Seller Contracts, Assumed Capital Leases and Assumed Operating Leases. The Seller has delivered to the Purchaser accurate and complete copies of all of the Material Seller Contracts, the Assumed Capital Leases and the Assumed Operating Leases identified in Schedule 3.12, including all amendments thereto.

                    (b) Each Material Seller Contract, Assumed Capital Lease and Assumed Operating Lease is valid and in full force and effect, and is enforceable by the Seller in accordance with their terms.

                    (c)  Except as set forth in Schedule 3.12:

                    (i) no Person has violated or breached, or declared or committed any Material default under, any of the Material Seller Contracts or the Assumed Capital Leases or the Assumed Operating Leases;

                    (ii) no event has occurred, and no circumstance or condition exists, that might (with or without notice or lapse of time) (A) result in a violation or breach of any of the provisions of any of the Material Seller Contracts or the Assumed Capital Leases, or the Assumed Operating Leases (B) give any Person the right to declare a default or exercise any remedy under any of the Material Seller Contracts or the Assumed Capital Leases or the Assumed Operating Leases, (C) give any Person the right to accelerate the maturity or performance of any of the Material Seller Contracts or the Assumed Capital Leases or the Assumed Operating Leases, or (D) give any Person the right to cancel, terminate or modify any of the Material Seller Contracts or the Assumed Capital Leases or the Assumed Operating Leases; and

                    (iii)the  Seller  has  not  received  any  notice  or  other communication (in writing or otherwise) regarding any actual, alleged, possible or potential violation or breach of, or default under, any of the Material Seller Contracts or the Assumed Capital Leases or the Assumed Operating Leases.

                    (d)  Schedule  3.22 sets forth all of the Consents  that are required to be obtained resulting from a transfer -------------- or an assignment of the Material Seller Contracts, the Assumed Capital Leases and the Assumed Operating Leases and Seller and Shareholder shall use reasonable efforts to cause such Consents to be delivered to Purchaser by the Seller at Closing, provided that if any of such Consents disclosed on
                         Schedule 3.22 are not obtained and the ------------- Closing nonetheless occurs, the failure to obtain same shall be deemed to have been waived.

     3.13. Liabilities.

                    (a)  The Seller has no Liabilities, except for:

                    (i)  liabilities  identified  as such  in the  "liabilities"
                         column  of  the  Seller's   June  30,  2004   Financial
                         Statements;

                    (ii) accounts  payable  and  accrued  expenses  (of the type required to be reflected as current liabilities in the "liabilities" column of a balance sheet prepared in accordance with GAAP) incurred by the Seller in the Ordinary Course of Business since June 30, 2004;

                    (iii)the Seller's  obligations  under the Seller  Contracts, including the Material Seller Contracts, the Assumed Capital Leases, the Assumed Operating Leases and the Lease Agreement and such other Liabilities not in excess of $100,000 in the aggregate which are not required to be included in the "liabilities" column of a balance sheet prepared in accordance with GAAP; and

                    (iv) the liabilities identified on Schedule 3.13.

                    (b)  Schedule 3.13

                    (i) provides an accurate and complete breakdown and aging of the Seller's accounts payable as of September 3, 2004; and

                    (ii) provides  an accurate  and  complete  breakdown  of all customer deposits and other deposits held by the Seller as of September 3, 2004.

     3.14. Compliance With Legal Requirements.

         Except as set forth in Schedule 3.14
                                -------------

                    (i) the Seller is in compliance in all Material respects with each Legal Requirement that is applicable to it or to the conduct of its Business or the ownership of any of its assets; and

                    (ii) the Seller  has not  received,  at any time  within the past three (3) years, any notice or other communication (in writing or otherwise) from any Governmental Body or any other Person regarding (i) any actual, alleged, possible or potential violation of, or failure to comply with, any Legal Requirement, or (ii) any actual, alleged, possible or potential obligation on the part of the Seller to undertake, or to bear all or any portion of the cost of, any cleanup or any remedial, corrective or response action of any nature.

     3.15. Governmental Authorizations.

                    (a)  Schedule 3.15 identifies:

                    (i) each Governmental Authorization that is held by the Seller; and

                    (ii) each  other  Governmental  Authorization  that,  to the
                         Knowledge of the Seller and Shareholder, is held by any of the Seller's employees and relates to or is useful in connection with the Seller's Business.

     The Seller has delivered to the Purchaser accurate and complete copies of all of the Governmental Authorizations identified in Schedule 3.15, including all renewals thereof and all amendments thereto. Each Governmental Authorization identified or required to be identified in Schedule 3.15 is valid and in full force and effect.

                    (b)  Except as set forth in Schedule 3.15:

                    (i) the Seller and its employees are in compliance in all Material respects with all of the terms and requirements of each Governmental Authorization identified or required to be identified in Schedule 3.15; and

                    (ii) the Seller has not  received  during the past three (3)
                         years, and, to the Knowledge of Shareholder, no employee of the Seller has received during the past three (3) years, any notice or other communication (in writing or otherwise) from any Governmental Body or any other Person regarding (A) any actual, alleged, possible or potential violation of or failure to comply with any term or requirement of any Governmental Authorization, or (B) any actual, proposed, possible or potential revocation, withdrawal, suspension, cancellation, termination or modification of any Governmental Authorization.

                    (c)  The Governmental  Authorizations identified in Schedule
                         3.15 constitute all of the Governmental Authorizations necessary to enable the Seller to conduct its Business in the manner in which its Business is currently being conducted.

     3.16. Tax Matters.

                    (a) Any Material Tax required to have been paid by the Seller (whether pursuant to any Tax Return or otherwise) with respect to the Purchased Assets has been duly paid in full. Any Material Tax required to have been withheld or collected by the Seller with respect to the Purchased Assets has been duly withheld and collected; and (to the extent required) each such Tax has been paid to the appropriate Governmental Body.

                    (b) Schedule 3.16 accurately identifies all Tax Returns required to be filed by or on behalf of the Seller with respect to the Purchased Assets with any Governmental Body with respect to any taxable period ending on or before the three (3) year period ending on the Closing Date (the "Seller Returns"). All Material Seller Returns (i) have been filed when due, and (ii) have been accurately and completely prepared in all Material respects in accordance with all applicable Legal Requirements.

                    (c) Schedule 3.16 accurately identifies each examination or audit of any Seller Return with respect to the ------------- Purchased Assets that has been conducted at any time during the past three (3) years. The Seller has delivered to the Purchaser accurate and complete copies of all audit reports and similar documents (to which the Seller has access) relating to such Seller Returns. Except as set forth in Schedule 3.16, no extension or waiver of the -------------- limitation period applicable to any of the Seller Returns with respect to the Purchased Assets has been granted (by the Seller or any other Person), and no such extension or waiver has been requested from the Seller.

                    (d) Except as set forth in Schedule 3.16, no claim or other Proceeding is pending or has been threatened against or with respect to the Seller with respect to the Purchased Assets in respect of any Tax.

     3.17. Employee and Labor Matters.

                    (a) Schedule 3.17 accurately sets forth, with respect to each employee of the Seller (including any employee of the Seller who is on a leave of absence or on layoff status):

                    (i)  the name of such employee and the date as of which such
                         employee  was  originally   hired  by  the  Seller  and
                         responsibilities;

                    (ii) such  employee's  title,  and  a  description  of  such employee's duties;

                    (iii)the  dollar  amount  of  the  compensation   (including
                         wages, salary, commissions, director's fees, fringe benefits, bonuses, profit-sharing payments and other payments or benefits of any type) received by such employee from the Seller with respect to services performed in 2003;

                    (iv) such employee's annualized  compensation as of the date of this Agreement; and

                    (v) any Governmental Authorization that is held by such employee and that relates to is useful in connection with the Seller's Business.

                    (b) Except as set forth in Schedule 3.17, the Seller is not a party to or bound by, and the Seller has not been during the past three (3) years a party to or bound by, any employment agreement with any current employee or any union contract, collective bargaining agreement or similar Contract.

                    (c) Except as set forth in Schedule 3.17, the employment of each of the Seller's employees is terminable by the Seller at will. The Seller has delivered to the Purchaser accurate and complete copies of all employee manuals and handbooks, disclosure materials, policy statements and other materials relating to the employment of the current employees of the Seller.

                    (d) The Seller agrees to pay, perform and discharge any all Liabilities or obligations owed to any employee of the Seller for wages or benefits accruing on or prior to the Closing Date, except to the extent same is included as a liability in the Net Working Capital calculation.

     3.18. Company Plans. The Seller does not currently maintain any Company Plans, and is not currently obligated to pay benefits to any former employee or their family members, except for the Company Plans identified on Schedule 3.18.

     3.19. Environmental Matters. Except as set forth on Schedule 3.19, the Seller has not during the past six (6) years received any notice or other communication (in writing or otherwise) from any Governmental Body or other Person regarding any actual, alleged, possible or potential Liability arising from or relating to the presence, generation, manufacture, production, transportation, importation, use, treatment, refinement, processing, handling, storage, discharge, release, emission or disposal of any Hazardous Material. No Person or Governmental Body has during the past six (6) years commenced or threatened to commence any contribution action or other Proceeding against the Seller in connection with any such actual, alleged, possible or potential Liability; and, except as set forth on Schedule 3.19, no event has occurred during the past six (6) years, and no condition or circumstance exists, that may directly or indirectly give rise to, or result in the Seller becoming subject to, any such Liability.

     3.20. Proceedings; Orders.

                    (a) Except as set forth in Schedule 3.20, there is no pending Proceeding, and, to the Knowledge of Seller and the Shareholder, no Person has threatened to commence any Proceeding;

                    (i) that involves the Seller or that otherwise relates to or might affect the Seller's Business or any of the Purchased Assets (whether or not the Seller is named as a party thereto); or

                    (ii) that  challenges,  or  that  may  have  the  effect  of preventing, delaying, making illegal or interfering with, any of the Transactions.

     Except as set forth in Schedule 3.20, no event has occurred, and no claim, dispute or other condition or circumstance exists, that might directly or indirectly give rise to or serve as a basis for the commencement of any such Proceeding.

                    (b) The Seller has delivered to the Purchaser accurate and complete copies of all pleadings, correspondence and other written materials to which the Seller has access that relate to the Proceedings identified in Schedule 3.20.

                    (c) There is no Order to which the Seller, or any of the assets owned or used by the Seller, is subject; and Shareholder is not subject to any Order that relates to the Seller's Business or to any of the Purchased Assets.

                    (d) To the Knowledge of the Seller and Shareholder, no officer or employee of the Seller is subject to any Order that prohibits an employee from engaging in or continuing any conduct, activity or practice relating to the Seller's Business.

     3.21. Authority; Binding Nature of Agreements.

                    (a) The Seller has the absolute and unrestricted right, power and authority to enter into and to perform its obligations under this Agreement; and the execution, delivery and performance by the Seller of this Agreement have been duly authorized by all necessary action on the part of the Seller. This Agreement constitutes the legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms.

                    (b) Shareholder has the absolute and unrestricted right, power and capacity to enter into and to perform Shareholder's obligations under each of the Transaction Documents to which Shareholder is or may become a party. This Agreement constitutes the legal, valid and binding obligation of Shareholder, enforceable against Shareholder in accordance with its terms. Upon the execution of each of the other Transaction Documents at the Closing, each of such other Transaction Documents will constitute the legal, valid and binding obligation of Shareholder, and will be enforceable against Shareholder in accordance with its terms.

     3.22. Non-Contravention Consents. Except as set forth in Schedule 3.22, neither the execution nor delivery of any of the Transaction Documents, nor the consummation or performance of any of the Transactions, will directly or indirectly (with or without notice or lapse of time):

                    (a)  Contravene,  conflict  with or result in a violation of
                         (i) any of the provisions of the Seller's certificate of incorporation or bylaws, or (ii) any resolution adopted by the Shareholder, the Seller's board of directors or any committee of the Seller's board of directors;

                    (b) Contravene, conflict with or result in a violation of, or give any Governmental Body or other Person the right to challenge any of the Transactions or to exercise any remedy or obtain any relief under, any Legal Requirement or any Order to which the Seller or Shareholder, or any of the assets owned or used by the Seller, is subject;

                    (c) Contravene, conflict with or result in a violation of any of the terms or requirements of, or give any Governmental Body the right to revoke, withdraw, suspend, cancel, terminate or modify, any Governmental Authorization that is held by the Seller or any of their employees or that otherwise relates to the Seller's Business or to any of the Purchased Assets;

                    (d) Contravene, conflict with or result in a violation or breach of, or result in a default under, any provision of any of the Material Seller Contracts;

                    (e) Give any Person the right to (i) declare a default or exercise any remedy under any of the Material Seller Contracts, (ii) accelerate the maturity or performance of any of the Material Seller Contracts, or (iii) cancel, terminate or modify any of the Material Seller Contracts;

                    (f) Contravene, conflict with or result in a violation or breach of or a default under any provision of, or give any Person the right to declare a default under, any Contract to which Shareholder is a party or by which Shareholder is bound; or

                    (g) Result in the imposition or creation of any Encumbrance upon or with respect to any of the Purchased Assets.

     Except as set forth in Schedule 3.22, the Seller and Shareholder are not or will not be required to obtain any Consent from, any Person in connection with the execution and delivery of any of the Transaction Documents or the consummation or performance of any of the Transactions.

     3.23. Brokers. Except as set forth in Schedule 3.23, neither the Seller nor Shareholder has agreed or will become obligated to pay, or has taken any action that might result in any Person claiming to be entitled to receive, any brokerage commission, finder's fee or similar commission or fee in connection with any of the Transactions. The Shareholder shall pay or cause the Seller to pay such amount as is payable pursuant to separate agreement with any Person included in Schedule 3.23.

     4. REPRESENTATIONS AND WARRANTIES OF PARENT AND PURCHASER

         The Parent and Purchaser, jointly and severally, represent and warrant, to and for the benefit of the Seller and Shareholder, as follows:

     4.1. Due Organization. The Parent and Purchaser are each duly organized, validly existing and in good standing, under the laws of the State of Florida.

     4.2. Authority; Binding Nature of Agreement.

                    (a) The Parent and the Purchaser each have the absolute and unrestricted right, power and authority to enter into and perform its obligations under this Agreement and under each of the other Transaction Documents to which the, Parent or Purchaser is a party.

                    (b) The execution, delivery and performance by the Parent and the Purchaser of each of the Transaction Documents to which the Parent or Purchaser is a party has been duly authorized by all necessary action on the part of the Parent or Purchaser and their respective board of directors.

                    (c) This Agreement and each of the other Transaction Documents to which the Parent or the Purchaser is a party, constitutes the legal, valid and binding obligation of the Parent or Purchaser, enforceable against the Parent or Purchaser in accordance with its terms.

     4.3. Employees. Immediately after the Closing Date, the Purchaser intends to hire all or substantially all of the Seller's employees on substantially the same terms as their employment with the Seller; provided however, except as provided in any employment agreements entered into by the Purchaser, the Purchaser has no obligation to employ any employee for any definitive amount of time.

     4.4. Brokers. Neither the Purchaser nor the Parent has agreed or will become obligated to pay, or has taken any action that might result in any Person claiming to be entitled to receive, any brokerage commission, finder's fee or similar commission or fee in connection with any of the Transactions.

     5. CONDITIONS PRECEDENT TO PURCHASER'S OBLIGATION TO CLOSE.

         The Purchaser's obligation to purchase the Purchased Assets, assume the Assumed Liabilities, and to take the other actions required to be taken by the Purchaser at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by the Purchaser, in whole or in part, in accordance with Section 9.5):

     5.1. Accuracy of Representations. All of the representations and warranties made by the Seller and Shareholder in this Agreement (considered collectively), and each of said representations and warranties (considered individually), shall have been accurate in all Material respects as of the date of this Agreement and as of the Closing Date.

     5.2. Performance of Obligations.

                    (a) The Seller shall have executed and delivered each of the documents required to be executed and delivered by the Seller pursuant to Section 2.10(b).

                    (b) All of the other covenants and obligations that the Seller and Shareholder are required to comply with or to perform at or prior to the Closing (considered collectively), and each of said covenants and obligations (considered individually), shall have been duly complied with and performed in all Material respects.

     5.3. Consents. Each of the Consents identified in Schedule 3.22 shall have been obtained and shall be in full force and effect.

     5.4. No Material Adverse Change. There shall have been no Material adverse change in the Seller's Business, ability to operate the Business, condition, assets, liabilities, operations, financial performance, net income (or in any aspect or portion thereof) since July 31, 2004.

     5.5. Additional Documents. Purchaser shall have received and reviewed to its satisfaction the following documents:

                    (a) Such documents as the Purchaser may reasonably request in good faith for the purpose of (i) evidencing the accuracy of any representation or warranty made by the Seller or Shareholder, (ii) evidencing the compliance by the Seller or Shareholder with, or the performance by the Seller or Shareholder of, any covenant or obligation set forth in this Agreement, (iii) evidencing the satisfaction of any condition set forth in this Section 5, or (iv) otherwise facilitating the consummation or performance of any of the Transactions.

                    (b) Any document required to be delivered to Purchaser pursuant to this Agreement that has not already been delivered to the Purchaser prior to the Closing Date, including but not limited to the Disclosure Schedules.

     5.6. No Claim Regarding the Purchased Assets or Sale Proceeds. No Person shall have made or threatened any claim asserting that such Person (a) may be the holder or the beneficial owner of, or may have the right to acquire or to obtain beneficial ownership of, any of the Purchased Assets; or (b) may be entitled to all or any portion of the Consideration.

     5.7. No Prohibition. Neither the consummation nor the performance of any the Transactions will, directly or indirectly (with or without notice or lapse of time), contravene or conflict with or result in a violation of, or cause the Purchaser or any Person affiliated with the Purchaser to suffer any adverse consequence under, (a) any applicable Legal Requirement or Order, or (b) any Legal Requirement or Order that has been proposed by or before any Governmental Body.

     5.8. No Actions Outside of the Ordinary Course of Business. The Seller shall be operated only in the Ordinary Course of Business between September 3, 2004 and the Closing Date, except as otherwise permitted herein, including, without limitation, the declaration and/or payment of any Permitted Distribution
..

     5.9. Compliance with Legal Requirements. The Seller shall be in compliance in all Material respects with each Legal Requirement that is applicable to it or to the conduct of the Business or the ownership of any of its assets as of the Closing Date.

     5.10. 2004 EBITDA Target. Purchaser shall be reasonably satisfied that the Seller's Business shall have achieved Earnings Before Interest, Taxes, Depreciation and Amortization for the fiscal year ended June 30, 2004 of at least Two Million Dollars ($2,000,000.00).

     5.11. No Injunction.

         There shall not be in effect any injunction that shall have been entered by a court of competent jurisdiction since the date of this Agreement that prohibits the purchase of the Purchased Assets by the Purchaser from the Seller and no Person shall have threatened to obtain any such injunction.

     6. CONDITIONS PRECEDENT TO THE SELLER AND SHAREHOLDER'S OBLIGATION TO CLOSE

         The Seller's and Shareholder's obligation to sell the Purchased Assets and to take the other actions required to be taken by the Seller and Shareholder at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by the Seller and Shareholder, in whole or in part, in accordance with Section 9.5):

     6.1. Accuracy of Representations. All of the representations and warranties made by the Parent or Purchaser in this Agreement (considered collectively), and each of said representations and warranties (considered individually), shall have been accurate in all Material respects as of the date of this Agreement and as of the Closing Date.

     6.2. Purchaser's Performance.

                    (a) The Parent and Purchaser shall have made the payments and shall have executed and delivered each of the documents required to be executed and delivered by the Parent and Purchaser pursuant to Section 2.10(c).

                    (b) All of the other covenants and obligations that the Parent and Purchaser are required to comply with or to perform pursuant to this Agreement at or prior to the Closing (considered collectively), and each of said covenants and obligations (considered individually), shall have been complied with and performed in all Material respect.

     6.3. No Injunction. There shall not be in effect any injunction that shall have been entered by a court of competent jurisdiction since the date of this Agreement that prohibits the sale of the Purchased Assets by the Seller to the Purchaser and no Person shall have threatened to obtain any such injunction.

     6.4. No Prohibition. Neither the consummation nor the performance of any the Transactions will, directly or indirectly (with or without notice or lapse of time), contravene or conflict with or result in a violation of, or cause the Seller or the Shareholder or any Person affiliated with either of them to suffer any adverse consequence under, (a) any applicable Legal Requirement or Order, or
(b) any Legal Requirement or Order that has been proposed by or before any Governmental Body.

     7. INDEMNIFICATION, ETC.

     7.1. Survival of Representations and Covenants.

                    (a)  The   representations,    warranties,   covenants   and
                         obligations  of  each  Party  shall  survive   (without
                         limitation):

                    (i) the Closing and the sale of the Purchased Assets to, and the assumption of the Assumed Liabilities by, the Purchaser;

                    (ii) any  sale  or  other  disposition  of any or all of the
                         Purchased Assets by the Purchaser;

                    (iii)the  transfer  or  assignment  of any  of  the  Assumed
                         Liabilities by the Purchaser; and

                    (iv) any  acquisition  transaction  effected by or otherwise involving the Purchaser or the Seller.

     All of said representations and warranties shall remain in full force and effect and shall survive until March 31, 2006; provided, however, any Damages arising from any representation or warranty set forth in Sections 3.1, 3.3, 3.6,
3.16 or 3.17, 3.18, 3.19 shall survive for the entire period of any applicable statutes of limitations but not in excess of six (6) years. All of the covenants and agreements of the Parties set forth herein including under Sections 2.9(c) and Article 8 hereof or in any of the Transaction Documents, including under the Seller Note, the Supply Agreement and the Assumption Agreement shall survive in accordance with their terms.

                    (b) The representations, warranties, covenants and obligations of the Seller and Shareholder, and the rights and remedies that may be exercised in connection therewith, shall not be limited or otherwise affected by or as a result of any information furnished to, or any investigation made by or Knowledge of the Parent or Purchaser.

                    (c) For purposes of this Agreement, each statement or other item of information set forth in the Disclosure Schedules shall be deemed to be a representation and warranty made by the Seller and Shareholder in this Agreement.

     7.2. Indemnification by the Seller and Shareholder. Subject to the limitations in Sections 7.1, 7.8 and 7.10, the Seller and Shareholder, jointly and severally, shall hold harmless and indemnify each of the Parent, the Purchaser, their respective directors, officers and their respective successors and assigns (collectively, "Purchaser Indemnitees") from and against, and shall compensate and reimburse each of the Purchaser Indemnitees for, any Damages which are directly or indirectly suffered or incurred by any of the Purchaser Indemnitees or to which any of the Purchaser Indemnitees may otherwise become subject (regardless of whether or not such Damages relate to any third-party claim) which arise from or as a result of:

                    (a) any breach of any representation or warranty made by the Seller or Shareholder in this Agreement or in any of the other Transaction Documents;

                    (b) any breach of any representation, warranty, statement, information or provision contained in the Disclosure Schedules;

                    (c) any breach of any covenant or obligation of the Seller or of the Shareholder in any of the Transaction Documents;

                    (d) any Liability of the Seller other than the Assumed Liabilities; or

                    (e) any Proceeding relating directly or indirectly to any breach, alleged breach, Liability or matter of the type referred to in clause "(a)," "(b), "(c)," or "(d)," above (including any Proceeding commenced by any Purchaser Indemnitee for the purpose of enforcing any of its rights under this Section 7).

     7.3. Remediation Obligation.

         The Parties acknowledge that Schedule 3.19 and the Continuation thereof disclose that a portion of the building on the Real Property has been treated for a mold condition (the "Treated Portion") and the remaining portion of the building requires such treatment (the "Remaining Portion"). The Seller and the Shareholder shall expeditiously cause the Remaining Portion to be treated for such condition, at their sole cost and expense, (the "Remediation Obligation"). The Purchaser and Parent shall make the premises available for such purpose (during business hours whenever possible and during non-business hours) and shall reasonably cooperate with Seller, Shareholder and such Persons as they hire for such purpose. The method of treatment shall be similar to the method employed in remedying the Treated Portion, or such other method as Shareholder shall determine, provided in any event that the result of the treatment is comparable to that achieved with respect to the Treated Portion.

     7.4. Setoff. Upon sixty (60) days' notice to Shareholder and Seller, the Purchaser shall have the right to set off up to $462,500 of any amount that may be owed to any Purchaser Indemnitee under this Section 7 against any amount payable by any Purchaser Indemnitee under the Seller Note, provided however that any such notice shall specify with particularity the basis for any such setoff and, no amount shall be setoff if, within such sixty (60) day period, Seller or Shareholder commences an action submitting such dispute to a court of appropriate jurisdiction.

     7.5. Defense of Third Party Claims. In the event of the assertion or commencement by any Person not a Party hereto of any claim or Proceeding (whether against the Purchaser Indemnitees or against any other Person) with respect to which the Seller and Shareholder may become obligated to indemnify, hold harmless, compensate or reimburse any Purchaser Indemnitee pursuant to this
Section 7, the Seller and Shareholder shall assume the defense of such claim or Proceeding at the sole expense of the Seller and Shareholder and, in connection therewith:

                    (a) The Seller and Shareholder shall proceed to defend such claim or Proceeding in a diligent manner with counsel reasonably satisfactory the Purchaser;

                    (b) The Purchaser shall make available to the Seller and Shareholder any non-privileged documents and materials in the possession of the Purchaser that may be necessary to the defense of such claim or Proceeding;

                    (c)  The Seller  and  Shareholder  shall keep the  Purchaser
                         informed  of  all  Material   developments  and  events
                         relating to such claim or Proceeding;

                    (d) The Purchaser shall have the right to participate in the defense of such claim or Proceeding at the cost and expense of Purchaser, provided however, if Seller or Shareholder fails to comply with the terms of this
                         Section 7.5, the cost and expense of defense of such claim expended by Parent or Purchaser shall be reimbursed to Parent or Purchaser by Seller or Shareholder;

                    (e) The Seller and Shareholder shall not settle, adjust or compromise such claim or Proceeding if such settlement would have a Material adverse effect on the Purchaser (after taking into account this indemnity) without the prior written consent of the Purchaser, which consent shall not be unreasonably withheld.

     7.6. Exercise of Remedies by Purchaser Indemnitees Other Than Purchaser. No Purchaser Indemnitee (other than the Purchaser or any successor thereto or assign thereof) shall be permitted to assert any indemnification claim or exercise any other remedy under this Agreement unless the Purchaser (or any successor thereto or assign thereof) shall have consented to the assertion of such indemnification clause or the exercise of such other remedy.

     7.7. Indemnification by Parent and Purchaser. Subject to the limitations in Sections 7.1, 7.9 and 7.10, the Parent and Purchaser, jointly and severally, shall hold harmless and indemnify the Seller and Shareholder from and against, and shall compensate and reimburse the Seller and Shareholder and their respective directors and officers and their respective successors and assigns (collectively, "Seller/Shareholder Indemnitees") for, any Damages which are directly or indirectly suffered or incurred by any of the Seller/Shareholder Indemnitees or to which any of the Seller/Shareholder Indemnitees may otherwise become subject (regardless of whether or not such Damages relate to any third-party claim), including all costs and reasonable attorneys' fees, which arise from or as a result of:

                    (a) any breach of any representation or warranty made by the Parent or Purchaser in this Agreement;

                    (b) any breach of any covenant or obligation of the Parent or Purchaser in any of the Transaction Documents including Purchaser's covenants and obligations in respect of the Assumed Liabilities, the Seller Note, the Earn-Out and the Supply Agreement; or

                    (c) any Proceeding relating directly or indirectly to any breach, alleged breach, Liability or matter of the type referred to in clause "(a)," or "(b)" above (including any Proceeding commenced by any Seller/Shareholder Indemnitee for the purpose of enforcing any of its rights under this Section 7).

     7.8. Threshold for Indemnification by the Seller and Shareholder. The Seller and Shareholder shall not be required to make any indemnification payment pursuant to Section 7.2 for any breach of any of their representations and warranties and the setoff rights under Section 7.4 shall not be applicable until such time as the total amount of all Damages (including the Damages arising from such breach and all other Damages arising from any other breaches of any representations or warranties) that have been directly or indirectly suffered or incurred by any one or more of the Purchaser Indemnitees, or to which any one or more of the Purchaser Indemnitees has or have otherwise become subject, exceeds $250,000 (the "Basket") in the aggregate. At such time as the total amount of such Damages exceeds the Basket in the aggregate, the Purchaser Indemnitees shall be entitled to be indemnified against all Damages in excess of the first $150,000 of Damages. The provisions of this Section 7.8 shall not apply to the obligations of Seller and the Shareholder in respect of any Net Working Capital Adjustment or any Pro-Rating Adjustment or the Remediation Obligation or the obligations under Section 3.23.

     7.9. Threshold for Indemnification by Parent and Purchaser. The Parent and Purchaser shall not be required to make any indemnification payment pursuant to
Section 7.7 for any breach of any of its representations and warranties until such time as the total amount of all Damages (including the Damages arising from such breach and all other Damages arising from any other breaches of any representations or warranties) that have been directly or indirectly suffered or incurred by the Seller/Shareholder Indemnitees, or to which the Seller/Shareholder Indemnitees have otherwise become subject, exceeds the Basket in the aggregate. At such time as the total amount of such Damages exceeds the Basket in the aggregate, the Seller/Shareholder Indemnitees shall be entitled to be indemnified against all Damages in excess of the first $150,000 of Damages. The provisions of this Section 7.9 shall not apply to the obligations of Purchaser and the Parent under or in respect of the Seller Note, the Supply Agreement, the Earn-Out, the Assumed Obligations, any Net Working Capital Adjustment or any Pro-Rating Adjustment.

     7.10. Limitation on Indemnification. The maximum aggregate dollar amount of the collective indemnification liability of the Seller and the Shareholder to the Purchaser Indemnitees shall be the Purchase Price to the extent actually paid plus the sum of any Earn-Out payments actually paid to the Seller (the "Seller/ Shareholder Limitation") except (i) if the Seller or Shareholder shall have made any representation or warranty herein that, in either case, was fraudulent or (ii) for breaches of Section 8 hereof, in either of which event the Seller/Shareholder Limitation shall not apply and Section 7.8 shall not apply. The maximum aggregate dollar amount of the indemnification liability of the Parent and Purchaser to the Seller/Shareholder Indemnitees shall be the Purchase Price to the extent actually paid plus the sum of any actual Earn-Out payments paid to the Seller (the "Purchaser Limitation") except (i) if the Parent or Purchaser shall have made any representation or warranty herein that was fraudulent or (ii) for breaches of Section 8 hereof, in either of which event the Purchaser Limitation shall not apply and Section 7.9 shall not apply.

     7.11. Exclusivity of Indemnification Remedies. The indemnification remedies and other remedies provided in this Section 7 shall be deemed to be exclusive. Accordingly, the exercise by any Person of any of its rights under this Section 7 shall be deemed to be an election of remedies and shall be deemed to prejudice, or to constitute or operate as a waiver of, any other right or remedy that such Person may be entitled to exercise (whether under this Agreement, under any other Contract, under any statute, rule or other Legal Requirement, at common law, in equity or otherwise), except for the exercise of subsequent remedies under this Section 7 and the exercise of remedies under any of the Transaction Documents.

     8. OTHER AGREEMENTS

     8.1. Non-Compete. The Seller and Shareholder, collectively and individually, agree that during the period starting on the Closing Date and continuing through two (2) years from the Closing Date and provided that the Purchaser has not previously committed a Material breach of its obligations under the Seller Note, the Supply Agreement, or in respect of the Earn-Out which remains uncured after any required notice (the "Restrictive Period"), the Seller and Shareholder, shall not, directly or indirectly, anywhere that the Seller currently does Business: (i) participate or engage in any business which competes with the Business, whether as owner, operator, officer, director, creditor, consultant, partner, agent, employee or otherwise or (ii) hire or attempt to hire, or contract or attempt to contract with, any officers, employees, agents, independent contractors or other persons that have an employment related relationship (whether written or oral) with the Seller prior to the Closing Date, provided however that the foregoing shall not prevent Shareholder from continuing to employ or engage any such person who currently performs services for both Seller and Shareholder so long as same does not substantially interfere with the performance by such person of his services for Purchaser. Notwithstanding the foregoing, Shareholder may, without violating this Section 8.1, (i) continue its business of the integration and assembly of components utilized with flat-panel displays (commonly known in the industry as box build) and (ii) own up to a five percent (5%) passive equity interest in any publicly traded company. This covenant is expressly enforceable by all assignees and/or successors of Purchaser.

     8.2. Nonsolicitation.

                    (a) Third Parties. During the Restrictive Period, the Seller and Shareholder shall not, directly or indirectly, solicit, encourage, facilitate or induce any customer, supplier, agent, sales representative, employee, consultant, or licensee of the Seller prior to the Closing Date or Purchaser or any of its affiliates to breach any agreement or discontinue his, her, or its business relationships with the Purchaser or its affiliates.

                    (b) Employees. The Seller and Shareholder covenant and agree that during the Restrictive Period, the Seller --------- and Shareholder shall not specifically solicit to be an employee, or independent contractor of Seller or Shareholder, any person who is an employee of Purchaser, except with the prior written consent of Purchaser, provided however that the foregoing shall not prevent Shareholder from continuing to employ or engage any such person who currently performs services for both Seller and Shareholder so long as same does not substantially interfere with the performance by such person of his services for Purchaser.

     8.3. Confidentiality

                    (a) Purchaser Confidential Information. The Seller and Shareholder shall not, directly or indirectly, disclose to anyone, or use in competition with the Purchaser, any Purchaser Confidential Information. For purposes of this Agreement, "Purchaser Confidential Information" shall mean information relating to the Purchaser, its business and potential business, including, without limitation, information relating to the Business and the Purchased Assets, trade secrets, financial information, marketing and business plans, methods of providing services, practices, documentation, drawings, facilities, customers, policies, suppliers, pricing, customer lists and leads, and other information and know-how that has actual or potential economic value to the Purchaser because it is not generally known to others and is not readily ascertainable by them. The restrictions of this Section 8.3 shall not apply to information (i) which enters the public domain through no fault of the Seller or Shareholder; (ii) the disclosure of which is required by final order of a court of competent jurisdiction; or (iii) the disclosure of which is required to be made by the Seller or Shareholder in any public filing.

                    (b) Shareholder Confidential Information. The Parent and Purchaser shall not, directly or indirectly, -------------------------------------- disclose to anyone, or use in competition with Shareholder, any Shareholder Confidential Information. For purposes of this Agreement, "Shareholder Confidential ------------------------- Information" shall mean information relating to the Shareholder, its business and ----------- potential business, including, without limitation, trade secrets, financial information, marketing and business plans, methods of providing services, practices, documentation, drawings, facilities, customers, policies, suppliers, pricing, customer lists and leads, and other information and know-how that has actual or potential economic value to the Purchaser because it is not generally known to others and is not readily ascertainable by them provided however, does not include information concerning the Seller, the Business or the Purchased Assets. The restrictions of this Section 8.3 shall not apply to information (i) which enters the public domain through no fault of the Purchaser; (ii) the disclosure of which is required by final order of a court of competent jurisdiction; or (iii) the disclosure of which is required to be made by the Purchaser in any public filing.

     8.4. Severability. The covenants set forth in this Section 8 shall be deemed severable, and the invalidity of any covenant shall not affect the validity or enforceability of any other covenant or the validity of this Agreement. The existence of any claim or cause of action by a Party shall not constitute a defense to the enforcement by any other Party of these covenants. The failure by a Party to object to any conduct in violation of this Section 8 shall not be deemed a waiver by such Party, but such Party may, if it so desires, specifically waive any part or any of these covenants only to the extent that such waiver is set forth in writing.

     8.5. Judicial Modification. In the event that any court finally holds that the time or territory or any other provision stated in this Section 8 constitutes an unreasonable restriction, then the Parties hereto hereby expressly agree that the provisions of this Agreement shall not be rendered void, but shall apply as to time and territory or to such other extent as such court may judicially determine or indicate constitutes a reasonable restriction under the circumstances involved.

     8.6.  Specific  Enforcement.  The restrictive  covenants  contained in this
Section 8 are covenants independent of any other provision of this Agreement and the existence of any claim that any Party may allege against any other Party, whether based on this Agreement or otherwise, shall not prevent the enforcement of these covenants. The Parties acknowledge that the restrictions on their activities as contained in this Section 8 are required for the reasonable protection of the interests of the Parties as a result of the Transactions.

Therefore, the Parties hereby agree that, in the event of a violation of any provision of this Section 8, each Party will be entitled, if it so elects, to institute and prosecute proceedings at law or in equity to obtain damages with respect to such violation or to enforce specific performance of this Section 8 against the other Parties or to enjoin the other Parties from engaging in any activity in violation hereof without the posting of any bond in addition to any other remedies which such Party may have.

     8.7. Tolling of Time Periods. In the event that Shareholder or the Seller violate the provisions of Section 8.1 or 8.2 of this Agreement, the Restrictive Period shall toll during any period of non-compliance, and shall not continue to elapse until Shareholder and the Seller is in full compliance with Section 8.1 and 8.2 of this Agreement.

     8.8. Confirmation as to Scope. The Parties hereto acknowledge and confirm that: (i) the length of the term of the restrictions and the geographical restrictions contained in this Section 8 are fair and reasonable and are not the result of overreaching, duress or coercion of any kind; (ii) the full, uninhibited and faithful observance of each of the covenants contained in this
Section 8 shall not cause any undue hardship, financial or otherwise; and (iii) the Seller's and Shareholder's special Knowledge of the Business of the Seller is such as would cause Purchaser serious injury and loss if the Seller or Shareholder uses such Knowledge to benefit a competitor of Purchaser or to compete with Purchaser. The Parties hereto acknowledge and agree that the provisions of this Section 8 are essential to protect Purchaser's legitimate business interest as contemplated under New York law and are in addition to any rights Purchaser may have to enforce its rights with respect to the trade secrets of Purchaser pursuant to New York law.

     8.9. Access to Records. The Parties agree to furnish or to cause to be furnished to each other upon request as promptly as practicable, such information and assistance relating to the Seller as is reasonably necessary for the filing of any Tax return, declaration or report, the making of any election related to Taxes, the preparation for any audit by any taxing authority, or the prosecution or defense of any claim, suit, or proceeding; provided, however, that such information and assistance shall be provided in a manner that will not unreasonably disrupt the business of the Party providing information or assistance, at the requesting Party's own cost and expense.

     8.10. No Resale of Purchased Assets. The Parent and Purchaser covenant and agree that until the Seller Note is paid in full and the Earn-Out, to the extent earned, has been paid in full, the Purchaser will not, directly or indirectly, unless consented to in writing by Purchaser, (i) sell, transfer or assign any Material portion of the Purchased Assets to any Person, other than sales of inventory in the Ordinary Course of Business, (ii) grant or permit to exist any Encumbrance on any Material portion of the Purchased Assets in favor of any Person other than a Person with which the Seller or the Shareholder has entered into a subordination agreement, except for any Encumbrance on the Purchased Assets existing immediately prior to the consummation of the transactions contemplated hereby, and (iii) be a party to any merger, consolidation or other transaction as a result of which a Change in Control (as defined in the Seller
Note) occurs or will occur.

     8.11. Post-Audit Closing Cooperation. Shareholder and Seller shall cooperate with Purchaser in connection with Purchaser causing to be conducted at Purchaser's cost and expense, an audit by Purchaser's certified public accountants of the last two (2) fiscal years of the operation of the Business as conducted by Seller, or of Seller with respect to its last two (2) fiscal years.

     8.12. Transitional Services. The Shareholder shall continue to include under its health insurance coverage employees of the Seller working at the Seller's Woburn, MA premises until the earlier of such time as Purchaser is able to include such employees under a policy procured by Purchaser, or October 1, 2004, and the cost thereof shall be included in the calculation of the Pro-Rating Adjustment.

9.                          MISCELLANEOUS

     9.1. Counterparts; Interpretation. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and both of which shall constitute one and the same instrument. This Agreement supersedes all prior discussions and agreements between the Parties with respect to the subject matter hereof, and this Agreement contains the sole and entire agreement among the Parties with respect to the matters covered hereby. All Disclosure Schedules hereto shall be deemed a part of this Agreement. This Agreement shall not be altered or amended except by an instrument in writing signed by or on behalf of all of the Parties hereto. No ambiguity in any provision hereof shall be construed against a Party by reason of the fact it was drafted by such Party or its counsel. References to "including" means including without limiting the generality of any description preceding such term. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person other than the Parties any rights or remedies under or by reason of this Agreement.

     9.2. Governing Law. The validity and effect of this Agreement shall be governed by and construed and enforced in accordance with the laws of New York without regard to principles of conflicts of laws thereof. Any dispute, controversy or question of interpretation arising under, out of, in connection with or in relation to this Agreement or any amendments hereof, or any breach or default hereunder, shall be litigated exclusively in the courts of competent jurisdiction located in New York, New York. Each of the Parties hereby irrevocably submits to the jurisdiction of any court of competent jurisdiction located in New York, New York. Each Party hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of any such action in New York, New York.

     9.3. Successors and Assigns; Assignment. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective heirs, executors, legal representatives, and successors. Neither this Agreement nor the rights and obligations hereunder may be assigned by either Party absent the express prior written consent of the other.

     9.4. Partial Invalidity and Severability. All rights and restrictions contained herein may be exercised and shall be applicable and binding only to the extent that they do not violate any applicable laws and are intended to be limited to the extent necessary to render this Agreement legal, valid and enforceable. If any terms of this Agreement not essential to the commercial purpose of this Agreement shall be held to be illegal, invalid or unenforceable by a court of competent jurisdiction, it is the intention of the Parties that the remaining terms hereof shall constitute their agreement with respect to the subject matter hereof and all such remaining terms shall remain in full force and effect. To the extent legally permissible, any illegal, invalid or unenforceable provision of this Agreement shall be replaced by a valid provision which will implement the commercial purpose of the illegal, invalid or unenforceable provision.

     9.5. Waiver. Any term or condition of this Agreement may be waived at any time by the Party which is entitled to the benefit thereof, but only if such waiver is evidenced by a writing signed by such Party. No failure on the part of a Party to exercise, and no delay in exercising, any right, power or remedy created hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy by any such Party preclude any other future exercise thereof or the exercise of any other right, power or remedy. No waiver by any Party to any breach of or default in any term or condition of this Agreement shall constitute a waiver of or assent to any succeeding breach of or default in the same or any other term or condition hereof. Upon the Closing of the transactions contemplated hereby, all conditions to Closing set forth in Sections 5 and 6 hereof shall be deemed waived or satisfied, except as otherwise provided in any agreement executed by the Parties at the Closing.

     9.6. Headings. The headings as to contents of particular sections of this Agreement are inserted for convenience only and shall not be construed as a part of this Agreement or as a limitation on the scope of any terms or provisions of this Agreement.

     9.7. Acceptance by Fax. This Agreement shall be accepted, effective and binding, for all purposes, when the Parties shall have signed and transmitted to each other, by telecopier or otherwise, copies of the signature pages hereto.

     9.8. Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby will be paid by the Party incurring such costs and expenses.

     9.9. Attorneys' Fees. In the event of any litigation arising under the terms of any of the Transaction Documents, the prevailing Party shall be entitled to recover its or their reasonable attorneys' fees and court costs from the other Party, including trial and appellate proceedings, as well as the costs of collecting any judgment.

     9.10.  Specific  Performance.   Each  Party  agrees  that  the  Transaction
Documents are intended to be legally binding and specifically enforceable pursuant to their terms and that the other Party would be irreparably harmed if any of the provisions of the Transaction Documents are not performed in accordance with their specific terms and that monetary damages would not provide adequate remedy in such event. Accordingly, in addition to any other remedy to which a non-breaching party may be entitled at law, a non-breaching party shall be entitled to injunctive relief without the posting of any bond to prevent breaches of the Transaction Documents and specifically to enforce the terms and provisions hereof.

     9.11. Further Assurances. The Parties shall from time to time do and perform such additional acts and execute and deliver such additional documents and instruments as may be required or reasonably requested by any Party to establish, maintain or protect its rights and remedies or to effect the purposes of this Agreement.

     9.12. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given: (i) when delivered by hand; (ii) one (1) day after delivery by internationally recognized express courier (i.e., Federal Express, DHL); or (iii) three (3) days after delivery by certified mail, postage prepaid, to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice):

    If to Shareholder:         Jaco Electronics, Inc.
                               145 Oser Avenue
                               Hauppauge, New York  11788
                               Attention:        Mr. Jeffrey Gash
                               Telephone:        (631) 273-5500
                               Facsimile:        (631) 273-3621

    With a copy to:            Morrison Cohen Singer & Weinstein, LLP
                               750 Lexington Avenue
                               New York, New York  10022
                               Attention:        Stephen I. Budow, Esq.
                               Telephone:        (212) 735-8668
                               Facsimile:        (212) 735-8708

        If to Seller:           Nexus Custom Electronics, Inc.
                                c/o Jaco Electronics, Inc.
                                145 Oser Avenue
                                Hauppauge, New York  11788
                                Attention:        Mr. Jeffrey Gash
                                Telephone:        (631) 273-5500
                                Facsimile:        (631) 273-3621

        With a copy to:         Morrison Cohen Singer & Weinstein, LLP
                                750 Lexington Avenue
                                New York, New York  10022
                                Attention:        Stephen I. Budow, Esq.
                                Telephone:        (212) 735-8668
                                Facsimile:        (212) 735-8708

        If to Purchaser         NECI Acquisition, Inc.
                                33 South Wood Avenue - Suite 600
                                Iselin, NJ 08830
                                Attention:        Robert Farrell/ Joseph Donohue
                                Telephone:        (732) 603-4967
                                Facsimile:        (732) 603-3883

        With a copy to:         Kirkpatrick & Lockhart LLP
                                201 South Biscayne Boulevard, Suite 2000
                                Miami, Florida 33131
                                Attention:        Harris C. Siskind, Esq.
                                Telephone:        (305) 539-3316
                                Facsimile:        (305) 358-7095

        If to Parent:          Sagamore Holdings, Inc.
                               33 South Wood Avenue - Suite 600
                               Iselin, NJ 08830
                               Attention:    Robert Farrell/ Joseph Donohue
                               Telephone:        (732) 603-4967
                               Facsimile:        (732) 603-3883

         With a copy to:       Kirkpatrick & Lockhart LLP
                               201 South Biscayne Boulevard, Suite 2000
                               Miami, Florida 33131
                               Attention:        Harris C. Siskind, Esq.
                               Telephone:        (305) 539-3300
                               Facsimile:        (305) 358-7095

9.13. NO JURY TRIAL. THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY OF THE TRANSACTION DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES' ACCEPTANCE OF THIS AGREEMENT.




                                           [SIGNATURE BLOCK ON FOLLOWING PAGE]



         IN WITNESS WHEREOF, the parties hereto have executed this Asset
Purchase Agreement on the date first set forth above.

SELLER:                                                          PURCHASER:

NEXUS CUSTOM ELECTRONICS, INC.,                                  NECI ACQUISITION, INC.,
a Delaware corporation                                           a Florida corporation

By:               /s/  Jeffrey D. Gash                           By:      /s/ Robert P. Farrell
         --------------------------------------------                     ------------------------------
Name:             Jeffrey D. Gash                                Name:       Robert P. Farrell
         -----------------------------------                              --------------------------
Its:              Vice President                                 Its:       President
         --------------------------------------------                     ------------------



SHAREHOLDER:                                                     PARENT:

JACO ELECTRONICS, INC.,                                          SAGAMORE HOLDINGS, INC.,
a New York corporation                                           A Florida corporation

By:               /s/  Jeffrey D. Gash                           By:      /s/ Robert P. Farrell
         --------------------------------------------                     ------------------------------
Name:             Jeffrey D. Gash                                Name:        Robert P. Farrell
         -----------------------------------                              --------------------------
Its:              Vice President                                 Its:         President
         --------------------------------------------                     ------------------



